Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into FASTNET Corporation's previously filed Form S-8 Registration Statement No. 333-43088.



                                         /s/ ARTHUR ANDERSEN LLP



Philadelphia, PA
April 2, 2001